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                                           As filed pursuant to Rule 497
                                           under the Securities Act of 1940
                                           Registration No. 333-25473



                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

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                           VARIABLE SEPARATE ACCOUNT
                     SUPPLEMENT TO THE POLARIS II PROSPECTUS
                               DATED JULY 5, 2000
      SUPPLEMENT TO THE POLARIS II (FEATURING PRINCIPAL REWARDS) PROSPECTUS
                               DATED JULY 5, 2000

                         VARIABLE ANNUITY ACCOUNT SEVEN
                 SUPPLEMENT TO THE POLARIS II A-CLASS PROSPECTUS
                               DATED JULY 5, 2000

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         The following information supplements the Portfolio Expenses table in the Prospectus as a footnote to the CAPITAL APPRECIATION VARIABLE PORTFOLIO (the "Variable Portfolio") of the Anchor Series Trust:

         On May 18, 2000, the Board of Trustees of Anchor Series Trust (the "Trust") approved an increase in the underlying management fees which would have resulted in an increase in the investment charges for the Variable Portfolio for the most recent calendar year from 0.67% to 0.74%.

         This fee change is subject to approval of contractholders invested in the Variable Portfolio as of May 19, 2000. Contractholders who invested in the Variable Portfolio after May 19, 2000, are not eligible to vote on the approval of the revised fees.


DATE:  JULY 17, 2000



                PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.